UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 19, 2007
CAPITALSOURCE INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	1-31753 (Commission File Number)	35-2206895 (I.R.S. Employer Identification No.)
4445 Willard Avenue, 12th Floor
Chevy Chase, MD 20815
(Address of principal executive offices, zip code)
Registrant’s telephone number, including area code (301) 841-2700
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On December 19, 2007, Amendment No. 4 to Credit Agreement dated as of March 14, 2006, as amended as of June 30, 2006, December 20, 2006 and on June 29, 2007 (the “Amendment”) was entered into by and among CapitalSource Inc., as Initial Borrower, CapitalSource TRS Inc., CapitalSource Finance LLC, CSE Mortgage LLC, CapitalSource SF TRS Inc., CapitalSource International Inc., the several banks and other financial institutions parties thereto, Wachovia Bank, National Association, as Administrative Agent, Swingline Lender, and Issuing Lender, and Bank of America, N.A., as Issuing Lender. The Amendment decreased the interest coverage ratio covenant to 1.15:1 and added a new interest coverage ratio covenant that excludes liquid real estate assets of 1.4:1. There were no other material changes in the terms and conditions of the facility.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 21, 2007	/s/ Steven A. Museles
Steven A. Museles
Executive Vice President, Chief Legal Officer and Secretary